                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported) January 30, 2006
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                           VION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                      000-26534                 13-3671221
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(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)          Identification No.)

     4 Science Park, New Haven, CT                                     06511
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(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code: (203) 498-4210
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

     On January 30, 2006, the Company announced that it plans to conduct a pivotal Phase II trial of its anticancer agent Cloretazine(R) in elderly patients with poor-risk acute myelogenous leukemia. The foregoing description is qualified by reference to the press release dated January 30, 2006 filed as
Exhibit 99.1 to this Current Report.

     Following the release, the Company held a conference call hosted by Alan
Kessman, the Company's Chief Executive Officer, Howard Johnson, the Company's
President and Chief Financial Officer, Ann Cahill, the Company's Vice President
of Clinical Development and Meghan Fitzgerald, the Company's Chief Business
Officer. The transcript of the conference call is attached as Exhibit 99.2 to this Current Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) EXHIBITS.

Exhibit 99.1 Press release dated September 30, 2006.

Exhibit 99.2 Transcript of conference call held on September 30, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                VION PHARMACEUTICALS, INC.

Date: February 3, 2006          By: /s/ Howard B. Johnson
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                                    Name:  Howard B. Johnson
                                    Title: President and Chief Financial Officer

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                                  EXHIBIT INDEX
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Exhibit 99.1 Press release dated September 30, 2006.

Exhibit 99.2 Transcript of conference call held on September 30, 2006.

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